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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: FEBRUARY 2, 2000



                       VALUE CITY DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      Ohio                          1-10767                     31-1322832
------------------           ---------------------        ----------------------
(STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER ITEMS.

         On February 3, 2000, Value City Department Stores, Inc., an Ohio corporation (the "Company"), issued a press release announcing that Base Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, has signed a definitive asset purchase agreement (the "Purchase Agreement") to acquire substantially all of the assets and assume certain liabilities of Filene's Basement Corp., a Massachusetts corporation, and Filene's Basement, Inc., a wholly owned subsidiary of Filene's Basement Corp. (collectively, the "Seller"). The Seller operates retail stores under the names "Filene's Basement" and "Aisle 3." The Seller is a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code, and therefore the acquisition is subject to Bankruptcy Court approval.

         The press release and Purchase Agreement are included as exhibits to this Form 8-K and are incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

         Exhibit No.                       Description

                  99(a) Press release, dated February 3, 2000, entitled "Value City Department Stores To Acquire Filene's Basement."

                  99(b) Asset Purchase Agreement dated February 2, 2000, among Filene's Basement Corp., Filene's Basement, Inc., and Base Acquisition Corp.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VALUE CITY DEPARTMENT STORES, INC.


Date:    February 4, 2000        By: /s/ Robert M. Wysinski
                                     ---------------------------
                                     Robert M. Wysinski, Chief Financial Officer
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                                  EXHIBIT INDEX
                                  -------------


               Exhibit No.                  Description

                  99(a) Press release, dated February 3, 2000, entitled "Value City Department Stores To Acquire Filene's Basement."


                  99(b) Asset Purchase Agreement dated February 2, 2000, among Filene's Basement Corp., Filene's Basement, Inc., and Base Acquisition Corp.